UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2024

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners (the “Annual Meeting”) of New Jersey Resources Corporation (“NJR”) was held on January 24, 2024. At the Annual Meeting, of the 97,786,738 shares outstanding and entitled to vote as of the record date, 85,223,530 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:

Item 1: The Company’s shareowners elected the four directors nominated by the Board for election to the Board at the Annual Meeting. Donald L. Correll, James H. DeGraffenreidt, Jr., M. Susan Hardwick and Peter C. Harvey have each been re-elected for a three-year term expiring in 2027, and until their respective successors are elected and have been qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Donald L. Correll	71,908,349	2,206,881	11,108,300
James H. DeGraffenreidt, Jr.	72,266,751	1,848,479	11,108,300
M. Susan Hardwick	73,387,262	727,968	11,108,300
Peter C. Harvey	73,545,896	569,334	11,108,300

The terms of office of the following directors continued after the Annual Meeting: Gregory E. Aliff, Jane M. Kenny, Thomas C. O’Connor, Michael A. O’Sullivan, Sharon C. Taylor and Stephen D. Westhoven. George R. Zoffinger, who has been a director since 1996 and whose term expired at the Meeting, has reached the mandatory retirement age under NJR’s current director retirement policy and did not stand for reelection. Therefore, the Board was reduced in size to 10 members as of the conclusion of the Annual Meeting.

Item 2: The Company’s shareowners approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
71,929,766	1,636,493	548,971	11,108,300

Item 3: The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
82,811,336	2,220,351	191,843	------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 29, 2024	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer